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Twin Cities
The HIT is helping the Twin Cities meet a range of housing needs with investments in 53 projects.

Selected HIT Projects

News

Minneapolis Mayor Jacob Frey,
AFL-CIO HIT Honor Workers Building
Housing in City's Prospect Park
Neighborhood

Saint Paul Mayor Coleman in State of City:
“The Penfield Brought Several Hundred Jobs
to the City During a Time of High Unemployment"

HIT Appreciates Union Workers in
Saint Paul

HIT Impacts
Projects Photo Gallery

* Figures provided by Pinnacle Economics are estimates calculated using an IMPLAN input-output model based on HIT and subsidiary Building America project data. Data current as of September 30, 2018. Since inception dates from 1984-3Q 2018. In 2017 dollars. All other numbers are nominal.